SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2017

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Walgreens Boots Alliance, Inc., a Delaware corporation (the “Company”), held its Annual Meeting of Stockholders on January 26, 2017.

(b) Set forth below are the voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting:

Proposal No. 1: The stockholders voted for election of the following directors to serve on the Board of Directors until the next Annual Meeting of Stockholders or until their successors are elected and qualified (or any such director’s earlier death, resignation or removal):

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Janice M. Babiak	824,994,771	6,610,339	1,099,219	133,755,160
David J. Brailer	827,187,194	4,256,338	1,260,797	133,755,160
William C. Foote	812,777,883	17,285,087	2,641,359	133,755,160
Ginger L. Graham	822,418,577	9,202,002	1,083,750	133,755,160
John A. Lederer	821,243,827	10,214,321	1,246,181	133,755,160
Dominic P. Murphy	822,565,237	8,884,548	1,254,544	133,755,160
Stefano Pessina	823,484,469	8,103,596	1,116,264	133,755,160
Leonard D. Schaeffer	818,344,261	13,052,029	1,308,039	133,755,160
Nancy M. Schlichting	816,962,471	14,617,133	1,124,725	133,755,160
James A. Skinner	817,568,538	12,483,707	2,652,084	133,755,160

Proposal No. 2: The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved. There were 790,078,480 votes for, 37,444,019 votes against, and 5,181,830 abstentions. There were 133,755,160 broker non-votes on this proposal.

Proposal No. 3: The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2017 was approved. There were 955,097,503 votes for, 9,520,965 votes against, and 1,841,021 abstentions.

Proposal No. 4: The proposal regarding approval of the material terms of the performance measures under the Walgreens Boots Alliance, Inc. Amended and Restated 2011 Cash-Based Incentive Plan was approved. There were 814,039,450 votes for, 15,878,129 votes against, and 2,786,750 abstentions. There were 133,755,160 broker non-votes on this proposal.

Proposal No. 5: The stockholder proposal requesting certain proxy access by-law amendments was not approved. There were 203,037,811 votes for, 595,525,917 votes against, and 34,140,601 abstentions. There were 133,755,160 broker non-votes on this proposal.

Proposal No. 6: The stockholder proposal relating to executive pay & sustainability performance was not approved. There were 166,762,743 votes for, 555,232,437 votes against, and 110,709,149 abstentions. There were 133,755,160 broker non-votes on this proposal.

Item 7.01.	Regulation FD Disclosure.

On January 29, 2017, the Company, Rite Aid Corporation, a Delaware corporation (“Rite Aid”), and Victoria Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of the Company (“Merger Sub”), entered into Amendment No. 1 (the “Amendment”) to the previously announced Agreement and Plan of Merger, dated as of October 27, 2015 (the “Merger Agreement”), by and among the Company, Rite Aid and Merger Sub. As previously disclosed, pursuant to the terms and subject to the conditions set forth in the Merger Agreement, as amended by the Amendment, Merger Sub will merge with and into Rite Aid (the “Merger”), with Rite Aid surviving the Merger as a wholly-owned direct subsidiary of the Company.

Based on the terms and conditions of the Amendment, the Company no longer expects any material accretion from Rite Aid in fiscal year 2017. This takes into account the extended timeframe for closing, the updated potential store divestitures, and the new per share merger consideration.

The Company has therefore revised its guidance for fiscal year 2017, and now anticipates adjusted net earnings per share of $4.90 to $5.08.

The Company continues to expect that it will realize synergies from the acquisition of Rite Aid in excess of $1 billion, to be fully realized within three to four years of the closing of the Merger. These synergies, as previously disclosed, are expected to be derived primarily from procurement, cost savings and other operational matters.

Item 8.01.	Other Events.

On January 30, 2017, the Company and Rite Aid issued a joint press release announcing that they had entered into the Amendment. A copy of the joint press release is filed as Exhibit 99.1 hereto and is incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Joint Press Release of Walgreens Boots Alliance, Inc. and Rite Aid Corporation dated January 30, 2017

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, risks related to the satisfaction of the conditions to closing the acquisition in the anticipated timeframe or at all, including risks related to the failure to obtain necessary regulatory and Rite Aid stockholder approvals and the possibility that the acquisition does not close, including in circumstances in which Rite Aid would be obligated to pay the Company a termination fee or other expenses and vice versa; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected synergies from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; risks associated with the financing of the transaction; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the Company’s common stock; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange or interest rates or credit ratings; changes in tax laws, regulations, rates and policies; competitive developments; and risks and uncertainties discussed in the reports that the Company and Rite Aid have filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company and Rite Aid expressly disclaim any current intention to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise. A further list and description of risks and uncertainties can be found in Rite Aid’s Annual Report on Form 10-K for the fiscal year ended February 27, 2016 and its reports on Form 10-Q and Form 8-K as well as in the Company’s most recent Form 10-K and its reports on Form 10-Q and Form 8-K. This report does not constitute an offer of any securities for sale.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: January 30, 2017	By:	/s/ Collin Smyser
	Title:	Vice President, Corporate Secretary